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                                                                   Exhibit 10.21


  FIRST AMENDMENT AND WAIVER, dated as of April 21, 1998 (this "Amendment"), to the

Credit Agreement, dated as of November 13, 1997 (as amended by this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ASI SOLUTIONS INCORPORATED, a Delaware corporation ("ASI"), MCLAGAN PARTNERS, INC. ("McLagan Partners", together with ASI, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

          WHEREAS, the Borrowers have requested that the Lenders (a) amend and waive certain terms in the Credit Agreement and in the manner provided for herein and (b) provide certain consents under the Intercreditor Agreement (as defined in the Credit Agreement); and

          WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments, waivers and consents;

          NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

          1.   Defined Terms.  Unless otherwise defined herein, terms which are
               -------------
defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

          2.   Amendment of Subsection 1.1.  Subsection 1.1 of the Credit
               ---------------------------
Agreement is hereby amended by adding the following proviso to the end of the definition of "EBITDA" appearing in such subsection:

     "provided, that for the purposes of determining Consolidated EBITDA for the
      --------
     period of four fiscal quarters ending March 31, 1998 and June 30, 1998, Consolidated EBITDA (a) for the period of four fiscal quarters ending March 31, 1998 shall be equal to (i) Consolidated EBITDA for the two fiscal quarters ended March 31, 1998 times (ii) 2 and (b) for the period of four fiscal quarters ending June 30, 1998 shall be equal to (i) Consolidated EBITDA for the three fiscal quarters ended June 30, 1998 times (ii) 4/3."

          3.   Amendment to Subsection 7.8.  Subsection 7.8 of the Credit
               ---------------------------
Agreement is hereby amended by deleting the number "$3,000,000" in clause (i) thereof and substituting in lieu of such number "$3,500,000".

          4.   Waiver of Subsection 7.1.  Based upon the financial statements
               ------------------------
and related certificates previously delivered to the Lenders under subsections
6.1 and 6.2 of the Credit Agreement, the Lenders hereby waive any Default or Event of Default (the "Waived Defaults") under subsection 7.1 of the Credit Agreement with respect to the period ended December 31, 1997.
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                                                                               2


          5.   Consent under Section 2(b)(ii) of the Intercreditor Agreement.
               -------------------------------------------------------------
The Lenders hereby consent and agree that the occurrence of any Waived Default shall not constitute a "Default" or "Event of Default" for purposes of Section 2(b)(ii) of the Intercreditor Agreement.

          6.   Representations and Warranties.  On and as of the date hereof,
               ------------------------------
the Borrowers hereby confirm, reaffirm and restate the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis,
                                                          ------- --------
except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrowers hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

          7.   Effectiveness.  This Amendment shall become effective as of the
               -------------
date first written above upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers and the Required Lenders.

          8.   Continuing Effect; No Other Amendments, Waivers or Consents.
               -----------------------------------------------------------
Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and Intercreditor Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. None of the consents and waivers provided for herein shall be construed as a consent or waiver to any further or future action on the part of ASI or its Subsidiaries that would require a consent or waiver of the Administrative Agent and/or the Lenders.

          9.   Expenses.  The Borrowers agree to pay and reimburse the
               --------
Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          10.  Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          11.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                              ASI SOLUTIONS INCORPORATED

                              By: /s/ Michael J. Mele
                                  ---------------------------------
                               Title: Vice President


                              McLAGAN PARTNERS, INC.

                              By: /s/ Michael J. Mele
                                  ---------------------------------
                               Title: Treasurer


                              THE CHASE MANHATTAN BANK,
                               as Administrative Agent and as a Lender

                              By: /s/ Stephen Zajac
                                  ---------------------------------
                               Title: Vice President


                              STATE STREET BANK AND TRUST
                               COMPANY, as a Lender

                              By: /s/ John D. Gaziano
                                  ---------------------------------
                               Title: Vice President


                              EUROPEAN AMERICAN BANK, as a Lender

                              By: /s/ Anthony Tomich
                                  ---------------------------------
                               Title: Vice President

Consented To:
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C3 SOLUTIONS INCORPORATED

By: /s/ Michael J. Mele
    --------------------------------
 Title: Treasurer


ASSESSMENT SOLUTIONS INCORPORATED

By: /s/ Michael J. Mele
    --------------------------------
 Title: Treasurer


PROUDFOOT REPORTS INCORPORATED

By: /s/ Michael J. Mele
    --------------------------------
 Title: Treasurer


T3 SOLUTIONS INCORPORATED

By: /s/ Michael J. Mele
    --------------------------------
 Title: Treasurer


MCLAGAN PARTNERS INTERNATIONAL,

By: /s/ Michael J. Mele
    --------------------------------
 Title: Treasurer


MCLAGAN PARTNERS ASIA, INC.

By: /s/ Michael J. Mele
    --------------------------------
 Title: Treasurer